THIRD AMENDMENT TO
                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT


     THIS THIRD AMENDMENT (this "THIRD AMENDMENT") TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT, as amended, is entered into as of this 30th day of September, 1999, by and between MICROAGE, INC., a Delaware corporation (the "COMPANY"), and Christopher J. Koziol ("EXECUTIVE").

                                    RECITALS:

     WHEREAS, the Company and Executive entered into an Amended and Restated Employment Agreement, dated as of November 4, 1996, as amended by the First Amendment to Amended and Restated Employment Agreement, dated as of April 1, 1998 and the Second Amendment to the Amended and Restated Employment Agreement, dated January 28, 1999 (the "EMPLOYMENT AGREEMENT"); and

     WHEREAS,   the  Company  and  Executive  desire  to  amend  the  Employment
Agreement;

     NOW, THEREFORE, in consideration of the premises, and for other valuable consideration, the sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

                               A G R E E M E N T:

     SECTION 1. AMENDMENTS TO EMPLOYMENT AGREEMENT.

          A. Section 4.3(g) of the Employment Agreement is hereby amended in its entirety to read as follows:

          "(g) maintain in full force and effect, for Executive's and his eligible beneficiaries' continued benefit, until the first to occur of (x) his attainment of alternative employment or (y) 24 months following the termination date of his employment hereunder the employee benefits provided pursuant to Company-sponsored benefit plans, programs or other arrangements in which Executive was entitled to participate as a full-time employee immediately prior to such termination in accordance with Section 2.4 hereof, subject to the terms and conditions of such plans and programs (the "Continued Benefits"). If Executive's continued participation is not permitted under the general terms and provisions of such plans, programs and arrangements, the Company shall arrange to provide Executive with Continued Benefits substantially similar to those which Executive would have been entitled to receive under such plans, programs and arrangements; and in addition"

          B. Section 5.9 (a) of the Employment Agreement is hereby amended in its entirety to read as follows:

          "(a) NON-COMPETITION. By execution of this Agreement, Executive agrees that during his employment with the Company and for a period of 24 months following the date of expiration or termination of his employment hereunder (the "Non-Competition Period") for any reason (whether such termination shall be voluntary or involuntary), Executive will not, within the United States (in which territory Executive acknowledges that the Company has sold or marketed its products or services and conducted its Business, as defined in Section 5.9(d) as of the date hereof), directly or indirectly, compete with the Company by carrying on a business that is substantially similar to the Business. Executive agrees that the 24 month period referred to in the preceding sentence shall be extended by the number of days included in any period of time during which he is or was engaged in activities constituting a breach of this Section 5.9."

     SECTION 2. EFFECTIVENESS.

          This Third Amendment will become effective as of September 30, 1999.

     SECTION 3. MISCELLANEOUS.

          A. Full Force and Effect.

          Except as expressly provided in this Third Amendment, the Employment Agreement will remain unchanged and in full force and effect.

          B. Counterparts.

          This Third Amendment may be executed in any number of counterparts, all of which taken together will constitute one and the same instrument, and any of the parties hereto may execute this Third Amendment by signing any such counterpart.

          C. Arizona Law.

          It is the intention of the parties that the laws of Arizona will govern the validity of this Third Amendment, the construction of its terms, and the interpretation of the rights and duties of the parties.


     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first above written.


                                        Company:
                                        MICROAGE, INC., a Delaware corporation

                                        By: /s/ Jeffrey D. McKeever
                                            ------------------------------------
                                            Jeffrey D. McKeever
                                            Chairman of the Board and
                                            Chief Executive Officer


                                        Executive:

                                            /s/ Christopher J. Koziol
                                            ------------------------------------
                                            Christopher J. Koziol

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